                                                                    EXHIBIT 99.1



                       $315,750,000 Offered (approximate)

                                [LOGO OF CONSECO]

                      Conseco Finance Securitizations Corp.

                                     Seller

                              Conseco Finance Corp.

                                    Servicer

                Certificates for Home Equity Loans Series 2002-C

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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


                         TERM SHEET DATED June 25, 2002

                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 2002-C
                           $315,750,000 (Approximate)
                               Subject to Revision

Seller                     Conseco Finance Securitizations Corp.

Servicer                   Conseco Finance Corp.

Backup Servicer            Wells Fargo Bank Minnesota, National Association

Trustee                    U.S. Bank National Association, St. Paul, MN

Underwriters               Lehman Brothers (lead), Credit Suisse First Boston
                           (co), Deutsche Bank Securities (co), Merrill Lynch &
                           Co. (co)

   OFFERED CERTIFICATES(1):

================================================================================================================
                  Approx.                         Rate     WAL to Call     Final Maturity to    Expected Ratings
      Class        Size             Type          Type       @ Pricing        Call @ Pricing      (S&P/Moody's)
----------------------------------------------------------------------------------------------------------------
Group I
-------
AF-1             78,500,000       SEN/SEQ      Floating(4)      0.95            05/2004             AAA/Aaa
AF-2             11,000,000       SEN/SEQ       Fixed(5)        2.00            09/2004             AAA/Aaa
AF-3             38,500,000       SEN/SEQ       Fixed(5)        3.00            01/2007             AAA/Aaa
AF-4             30,000,000       SEN/SEQ       Fixed(5)        6.33            09/2009             AAA/Aaa
AF-IO(2)         90,000,000(3)     SEN/IO       Fixed(6)        1.32            09/2005             AAA/Aaa
MF-1             14,500,000         MEZ         Fixed(5)        5.18            09/2009              AA/Aa2
MF-2             12,500,000         MEZ         Fixed(5)        5.16            09/2009               A/A2
BF-1              9,500,000         SUB         Fixed(5)        5.15            09/2009             BBB/Baa2
Group II
--------
AV-1            $99,063,000       SEN/SEQ      Floating(7)      1.87            09/2009             AAA/Aaa
AV-IO(2)         56,000,000(3)     SEN/IO       Fixed(6)        1.35            09/2005             AAA/Aaa
MV-1              9,062,000         MEZ        Floating(7)      4.87            09/2009              AA/Aa2
MV-2              7,500,000         MEZ        Floating(7)      4.62            09/2009               A/A2
BV-1              5,625,000         SUB        Floating(7)      4.52            09/2009             BBB/Baa2
----------------------------------------------------------------------------------------------------------------
Total Balance  $315,750,000
----------------------------------------------------------------------------------------------------------------

(1)  All Offered Certificates are priced to a 10% Optional Purchase.
(2) The Class AF-IO and Class AV-IO Certificates are interest only certificates and are not entitled to receive principal payments.
(3)  Initial notional balance.
(4) The least of (a) one-month LIBOR plus the related margin per annum, (b) 15.00% per annum and (c) the Adjusted Group I Net WAC Cap Rate (as defined herein).
(5)  Subject to the Adjusted Group I Net WAC Cap Rate (as defined herein).
(6) The Class AF-IO and Class AV-IO Certificates accrue interest at 7.50% per annum on their respective scheduled notional balances, as described herein, subject to the Group I and Group II Net WAC Cap Rate, respectively (as described herein).
(7) The least of (a) one-month LIBOR plus the related margin per annum, (b) 15.00% per annum and (c) the Adjusted Group II Net WAC Cap Rate (as defined herein).

Pricing Speed:
(1) Fixed Rate Mortgage Loans- 125% PPC (100% prepayment assumption assumes a constant prepayment of 4% in month one increased by approximately 1.45% each month to 20% CPR in month 12, and remaining 20% CPR thereafter); (2) Adjustable Rate Mortgage Loans- 30% CPR

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

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Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


CUT-OFF DATE:              May 31, 2002 for the Initial Loans and June 30, 2002
                           for the Additional Loans. For each Subsequent Loan, the last day of either the calendar month in which the subsequent closing occurs or the last day of the preceding month, as specified by the Seller.

EXP. PRICING:              Week of June 24, 2002

EXP. SETTLEMENT/
CLOSING DATE:              July 9,2002

LEGAL FINAL:               August 15, 2033

PAYMENT DATE:              The 15th day of each month (or if such 15th day is
                           not a business day, the next succeeding business day) commencing in July 2002.

RECORD DATE:               The business day just before the Payment Date.

DELAY DAYS:                The Certificates will have no payment delay.

OTHER CERTIFICATES:        In addition to the Offered Certificates, the Class
                           BF-2, Class BV-2, Class B-3I, Class P, and Class R
                           Certificates will also be issued. The Class BF-2 and BV-2 Certificates, which will have an initial balance of $5,500,000 and $3,750,000, respectively, will not be publicly offered under the Prospectus Supplement.
                           The Class B-3I, Class P and Class R Certificates will be retained by an affiliate of Conseco Finance Corp.
                           The Class BF-2, Class BV-2, Class B-3I, Class P, and
                           Class R Certificates will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class AF-1, AF-2, AF-3, AF-4, MF-1, MF-2, BF-1, AV-1, MV-1, MV-2, BV-1 Certificates are expected to be ERISA eligible.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

TAX STATUS:                Multiple REMIC elections will be made with respect to
                           the Trust for federal income tax purposes.

OPTIONAL PURCHASE:         10% cleanup call subject to certain requirements if
                           call is not exercised.

THE LOAN POOL:             On the Closing Date, the Trust expects to (i)
                           purchase home equity loans having an aggregate principal balance of approximately $269,212,361.08 as of the Cut-off Date, and (ii) additional home equity loans (the "Additional Loans").

                                                                       Initial Loans    Expected Final Loans
                                                                         (as of the          (as of the
                           Group         Asset Type                    Cut-off Date)      Cut-off Date)(1)
                           -----         ----------                   ---------------   --------------------
                           I      Fixed Rate Home Equity Loans        $179,325,102.36     $200,000,000.00
                           II     Adjustable Rate Home Equity Loans    $89,887,258.72     $125,000,000.00

                           (1) Includes an estimate of the principal balances of the Additional Loans.

GROUP I
CERTIFICATES:              Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class
                           AF-IO, Class MF-1, Class MF-2, Class BF-1, Class
                           BF-2.

GROUP II
CERTIFICATES:              Class AV-1, Class AV-IO, Class MV-1, Class MV-2,
                           Class BV-1, Class BV-2.


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Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


PRE-FUNDING ACCOUNT:       On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates (the "Pre-Funded
                           Amount") will be deposited with the Trustee in two segregated accounts (the "Group I Pre-Funding
                           Account" and the "Group II Pre-Funding Account") and used by the Trust to purchase additional home equity loans (the "Subsequent Loans") during a period (not longer than 90 days) following the Closing Date (the
                           "Pre-Funding Period") for inclusion in the loan pool.
                           The Subsequent Loans will not exceed 25% of the total loan pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Group I Pre-Funding Account following the
                           Pre-Funding Period will be paid to the Class AF
                           Certificateholders and any amounts remaining in the Group II Pre-Funding Account following the
                           Pre-Funding Period will be paid to the Class AV-1
                           Certificateholders, as further specified in the Prospectus Supplement, on the next Payment Date.

GROUP I
NET WAC CAP RATE:          The weighted average of the Group I Net Loan Rates.
                           The "Group I Net Loan Rate" with respect to any loan, is the interest rate thereon minus the rates at which
                           (a) the servicing fee, (b) the backup servicing fee, and (c) the trustee fee are paid.

ADJUSTED GROUP I
NET WAC CAP RATE:          The Group I Net WAC Cap Rate, adjusted for interest
                           payments to the Class AF-IO Certificates.

GROUP II
NET WAC CAP RATE:          The weighted average of the Group II Net Loan Rates.
                           The "Group II Net Loan Rate" with respect to any loan, is the interest rate thereon minus the rates at which (a) the servicing fee, (b) the backup servicing fee, and (c) the trustee fee are paid.

ADJUSTED GROUP II
NET WAC CAP RATE:          The Group II Net WAC Cap Rate, adjusted for interest
                           payments to the Class AV-IO Certificates.

DENOMINATIONS:             $1,000 minimum and integral multiples of $1,000 in
                           excess thereof.

REGISTRATION:              The Offered Certificates will be available in
                           book-entry form through DTC, Euroclear or Clearstream.


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Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


CLASS AF-IO AND AV-IO:     On each Payment Date, the Class AF-IO and Class AV-IO
                           Certificates will each accrue interest at a rate described above based on a notional balance equal to the lesser of (i) the notional balance for that Payment Date set forth below in the Class AF-IO
                           Notional Balance Schedule and the Class AV-IO
                           Notional Balance Schedule, respectively, and (ii) the pool scheduled principal balance for the related group of loans.

     CLASS AF-IO NOTIONAL BALANCE            CLASS AV-IO NOTIONAL BALANCE
              SCHEDULE                               SCHEDULE
 Payment Date     Scheduled Notional     Payment Date       Scheduled Notional
 ------------     ------------------     ------------       ------------------
                        Balance                                   Balance
                        -------                                   -------
  7/02 - 9/02         $90,000,000         7/02 - 9/02           $56,000,000
 10/02 - 12/02        $75,000,000        10/02 - 12/02          $48,000,000
  1/03 - 3/03         $63,000,000         1/03 - 3/03           $40,000,000
  4/03 - 6/03         $53,000,000         4/03 - 6/03           $33,000,000
  7/03 - 9/03         $44,000,000         7/03 - 9/03           $28,000,000
 10/03 - 12/03        $37,000,000        10/03 - 12/03          $24,000,000
  1/04 - 3/04         $31,000,000         1/04 - 3/04           $20,000,000
  4/04 - 6/04         $26,000,000         4/04 - 6/04           $17,000,000
  7/04 - 9/04         $22,000,000         7/04 - 9/04           $14,000,000
 10/04 - 12/04        $18,000,000        10/04 - 12/04          $12,000,000
  1/05 - 3/05         $16,000,000         1/05 - 3/05           $10,000,000
  4/05 - 6/05         $13,000,000         4/05 - 6/05            $8,000,000
  7/05 - 9/05         $11,000,000         7/05 - 9/05            $7,000,000
Greater than 09/05             $0      Greater than 09/05                $0


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Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


DISTRIBUTIONS:             On each Payment Date distributions on the
                           certificates will be made to the extent of the Amount
                           Available. The "Amount Available" will be the sum of the Group I Amount Available and the Group II Amount
                           Available. The "Group I Amount Available" will generally consist of payments made on or in respect of the Group I Loans, less amounts otherwise payable therefrom to the Servicer as the monthly servicing fee and as reimbursement of advances previously made, to the Backup Servicer as the Back-up Servicing Fee, reimbursements or indemnification and to the Trustee as the monthly trustee fee. The "Group II Amount
                           Available" will generally consist of payments made on or in respect of the Group II Loans, less amounts otherwise payable therefrom to the Servicer as the monthly servicing fee and as reimbursement of advances previously made, to the Backup Servicer as the Back-up Servicing Fee, reimbursements or indemnification and to the Trustee as the monthly trustee fee.

GROUP I
INTEREST ON THE
CERTIFICATES:              On each Payment Date the Group I Amount Available
                           will be distributed to pay interest as follows:

                           o    First to each class of the Class AF
                                Certificates (AF-1, AF-2, AF-3, AF-4, AF-IO) concurrently,
                           o    then to the Class MF-1 Certificates,
                           o    then to the Class MF-2 Certificates,
                           o    then to the Class BF-1 Certificates, and
                           o    then to the Class BF-2 Certificates.

                           Interest on the Class AF-2, Class AF-3, Class AF-4, and Class AF-IO Certificates will accrue on the outstanding certificate principal balance thereof (or in the case of the Class AF-IO Certificates, the notional balance) at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, on a 30/360-day basis. Interest on the Class MF-1, Class MF-2, Class BF-1, and Class BF-2 Certificates will accrue on the outstanding adjusted principal balance thereof at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, on a 30/360-day basis. The pass-through rate for the Class AF (other than the Class AF-1 and Class AF-IO), Class MF-1, Class MF-2, Class BF-1 and Class BF-2 Certificates will be a fixed rate per annum subject to the Adjusted Group I Net WAC Cap Rate. The pass-through rate for the Class AF-IO will be a fixed rate per annum subject to the Group I Net WAC Cap Rate.

                           Interest on the Class AF-1 Certificates will accrue on the outstanding principal balance thereof at the Class AF-1 pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, computed on an actual/360-day basis. The pass-through rate for the Class AF-1 Certificates will be a per annum rate equal to the least of (x) One-Month LIBOR plus the related margin (the "Formula Rate"), (y) 15.00% per annum and (z) the Adjusted Group I Net WAC Cap Rate converted to an actual/360-day basis.

                           The adjusted principal balance of any of the Class MF-1, MF-2, BF-1, or BF-2 Certificates is the outstanding principal balance less any liquidation loss principal amounts allocated to that Class.

GROUP I
INTEREST SHORTFALLS
AND CARRYOVERS:            If the Group I Amount Available on any Payment Date
                           is insufficient to make the full distributions of interest to a class of Group I certificates (the
                           Class AF Certificates being treated as a single class for this purpose), the Group I Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior
                           Payment Date will also be due on the next Payment
                           Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible (such amount for each class, an "Interest
                           Carry Forward Amount").

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Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


GROUP II
INTEREST ON THE
CERTIFICATES:              On each Payment Date the Group II Amount Available
                           will be distributed to pay interest as follows:

                           o    First to each class of the Class AV
                                Certificates (AV-1, AV-IO) concurrently,
                           o    then to the Class MV-1 Certificates,
                           o    then to the Class MV-2 Certificates,
                           o    then to the Class BV-1 Certificates, and
                           o    then to the Class BV-2 Certificates.

                           Interest on the Class AV-IO Certificates will accrue on the applicable notional balance at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, on a 30/360-day basis. Interest on the Class AV-1, Class MV-1, Class MV-2, Class BV-1, and Class BV-2 Certificates will accrue on the outstanding Class AV-1 certificate principal balance, Class MV-1 adjusted principal balance, Class MV-2 adjusted principal balance, the Class BV-1 adjusted principal balance and the Class BV-2 adjusted principal balance, respectively, at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, computed on an actual/360-day basis. Interest on the Class AV-1, Class MV-1, Class MV-2, Class BV-1, and Class BV-2 Certificates will be calculated at a per annum rate equal to the least of (x) One-Month LIBOR plus the related margin (the "Formula Rate"), (y) 15.00% per annum and (z) the Adjusted Group II Net WAC Cap Rate converted to an actual/360-day basis.

                           The adjusted principal balance of any of the Class MV-1, MV-2, BV-1, or BV-2 Certificates is the outstanding principal balance less any liquidation loss principal amounts allocated to that class.

GROUP II
INTEREST SHORTFALLS
AND CARRYOVERS:            If the Group II Amount Available on any Payment Date
                           is insufficient to make the full distributions of interest to a class of Group II certificates (the
                           Class AV Certificates being treated as a single class for this purpose), the Group II Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior
                           Payment Date will also be due on the next Payment
                           Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible (such amount for each class, an "Interest
                           Carry Forward Amount").


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Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


GROUP I
PRINCIPAL
DISTRIBUTIONS:             On each Payment Date after all interest is paid to
                           the Class AF, Class MF-1, Class MF-2, Class BF-1, and
                           Class BF-2 Certificateholders, the remaining Group I
                           Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                           i) first, to the Class AF Certificates (other than the Class AF-IO Certificates) then entitled to principal, the Class AF Formula Principal Distribution Amount;

                           ii) then, to the Class MF-1 Certificates, the Class MF-1 Formula Principal Distribution Amount;

                           iii) then, to the Class MF-2 Certificates, the
                                Class MF-2 Formula Principal Distribution
                                Amount;

                           iv) then, to the Class BF-1 Certificates, the Class BF-1 Formula Principal Distribution Amount; and

                           v) then, to the Class BF-2 Certificates, the Class BF-2 Formula Principal Distribution Amount.

                           On each Payment Date, the Class AF Formula Principal Distribution Amount will be distributed sequentially to the Class AF-1 through Class AF-4 Certificates.

                           If the Group I Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Group I Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.

GROUP I
FORMULA PRINCIPAL
DISTRIBUTION
AMOUNT: On each Payment Date will be equal to the sum of (i) all scheduled payments of principal due on each outstanding Group I loan during the related Due Period, (ii) the scheduled principal balance of each Group I loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during the related Due Period in respect of each Group I loan, (iv) the scheduled principal balance of each Group I loan that became a liquidated loan during the related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available. The "Due Period" with respect to any Payment Date will be the previous calendar month.

CLASS AF FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: The Class AF Formula Principal Distribution Amount will generally be equal to (i) if the Payment Date is prior to the Group I Stepdown Date or if a Trigger Event exists, the Group I Formula Principal Distribution Amount, or (ii) if the Payment Date is on or after the Stepdown Date and a Trigger Event is not in effect, the excess of (i) the Class AF Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 52.00% of the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


CLASS MF-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect, the excess of (i) the sum of (A) the Class AF Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and (B) the Class MF-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 66.50% of the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.

CLASS MF-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect, the excess of (i) the sum of (A) the Class AF Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (B) the Class MF-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and
                           (C) the Class MF-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 79.00% of the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.

CLASS BF-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect, the excess of (i) the sum of (A) the Class AF Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (B) the Class MF-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (C) the Class MF-2 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and (D) the Class BF-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 88.50% of the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.

CLASS BF-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect, the excess of (i) the sum of (A) the Class AF Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (B) the Class MF-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (C) the Class MF-2 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (D) the Class BF-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and
                           (E) the Class BF-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 94.00% of the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.


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Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


GROUP I
EXCESS CASHFLOW:           The "Group I Excess Cashflow" on any Payment Date is
                           the excess of (i) the Group I Amount Available for such Payment Date over (ii) the amount of interest and principal required to be paid to the Group I
                           Certificates on such Payment Date. On each Payment
                           Date, the Group I Excess Cashflow will be applied as follows:

                           (1) The Group I Extra Principal Distribution Amount to the Group I Certificates (other than the Class AF-IO Certificates), sequentially, in the order of priority described under "Principal Distributions";
                           (2) To the Class AF Certificates, concurrently, any Interest Carry Forward Amount for each such Class;
                           (3)  To the Class MF-1 Certificates, any Interest
                                Carry Forward Amount for such Class;
                           (4)  To the Class MF-1 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (5)  To the Class MF-2 Certificates, any Interest
                                Carry Forward Amount for such Class;
                           (6)  To the Class MF-2 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (7)  To the Class BF-1 Certificates, any Interest
                                Carry Forward Amount for such Class;
                           (8)  To the Class BF-1 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (9) To the Class BF-2 Certificates, any Interest Carry Forward Amount for such Class;
                           (10) To the Class BF-2 Certificates, any Unpaid
                                Realized Loss Amount for such Class; and
                           (11) To the Group II Certificates, to cover any
                                Interest Carry Forward Amount or Realized
                                Loss Amount which has previously not been paid from the Group II Amount Available in the order of priority described under "Group II Excess Cashflow."

                           If the Group I Excess Cashflow is insufficient to make the full distribution described above to a class of Certificates, the Group I Excess Cashflow remaining after payments with a higher payment priority are made, will be distributed pro-rata among such class.

GROUP I
EXTRA PRINCIPAL
DISTRIBUTION AMOUNT:       The "Group I Extra Principal Distribution Amount,"
                           with respect to each Payment Date, is the lesser of:
                           (1)  The excess, if any, of:
                                (a)  The Group I Required
                                     Overcollateralization Amount for
                                     such Payment Date over
                                (b)  The Group I Overcollateralization
                                     Amount (after giving effect to
                                     distributions of principal other
                                     than any Group I Extra Principal
                                     Distribution Amount) for such
                                     Payment Date and
                           (2)  The Group I Excess Cashflow for such Payment
                                Date.


--------------------------------------------------------------------------------
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[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


GROUP II
PRINCIPAL
DISTRIBUTIONS:             On each Payment Date after all interest is paid to
                           the Class AV-1, Class MV-1, Class MV-2, Class BV-1, and Class BV-2 Certificateholders, the remaining
                           Group II Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                           i) first, to the Class AV-1 Certificates, the Class AV Formula Principal Distribution Amount;
                           ii) then, to the Class MV-1 Certificates, the Class MV-1 Formula Principal Distribution Amount;
                           iii) then, to the Class MV-2 Certificates, the
                                Class MV-2 Formula Principal Distribution
                                Amount;
                           iv) then, to the Class BV-1 Certificates, the Class BV-1 Formula Principal Distribution Amount; and
                           v) then, to the Class BV-2 Certificates, the Class BV-2 Formula Principal Distribution Amount.

                           If the Group II Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Group II Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.

GROUP II
FORMULA PRINCIPAL
DISTRIBUTION
AMOUNT: On each Payment Date will be equal to the sum of (i) all scheduled payments of principal due on each outstanding Group II loan during the related Due Period, (ii) the scheduled principal balance of each Group II loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each Group II loan, (iv) the scheduled principal balance of each Group II loan that became a liquidated loan during the related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.

CLASS AV FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: The Class AV Formula Principal Distribution Amount will generally be equal to (i) if the Payment Date is prior to the Stepdown Date or if a Trigger Event exists, the Group II Formula Principal Distribution Amount, or (ii) if the Payment Date is on or after the Stepdown Date and a Trigger Event is not in effect, the excess of (i) the Class AV-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 54.00% of the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II OC Floor.

CLASS MV-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (i) the sum of (A) the Class AV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and (B) the Class MV-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 68.50% of the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II OC Floor.


--------------------------------------------------------------------------------
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[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


CLASS MV-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (i) the sum of (A) the Class AV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (B) the Class MV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and
                           (C) the Class MV-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 80.50% of the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II OC Floor.

CLASS BV-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (i) the sum of (A) the Class AV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (B) the Class MV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (C) the Class MV-2 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and (D) the Class BV-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 89.50% of the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II OC Floor.

CLASS BV-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (i) the sum of (A) the Class AV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (B) the Class MV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (C) the Class MV-2 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (D) the Class BV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and
                           (E) the Class BV-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 95.50% of the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II OC Floor.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


GROUP II
EXCESS CASHFLOW:           On each Payment Date, the "Group II Excess Cashflow"
                           is the excess of (i) the Group II Amount Available for such Payment Date over (ii) the amount of interest and principal required to be paid to the Group II Certificates on such Payment Date. On each
                           Payment Date, the Group II Excess Cashflow will be applied as follows:

                           (1) The Group II Extra Principal Distribution Amount to the Group II Certificates (other than the Class AV-IO Certificates), sequentially, in the order of priority described under "Principal Distributions";
                           (2) To the Class AV-1 Certificates, any Interest Carry Forward Amount for such Class;
                           (3)  To the Class MV-1 Certificates, any Interest
                                Carry Forward Amount for such Class;
                           (4)  To the Class MV-1 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (5)  To the Class MV-2 Certificates, any Interest
                                Carry Forward Amount for such Class;
                           (6)  To the Class MV-2 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (7)  To the Class BV-1 Certificates, any Interest
                                Carry Forward Amount for such Class;
                           (8)  To the Class BV-1 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (9) To the Class BV-2 Certificates, any Interest Carry Forward Amount for such Class;
                           (10) To the Class BV-2 Certificates, any Unpaid
                                Realized Loss Amount for such Class; and
                           (11) To the Group I Certificates, to cover any
                                Interest Carry Forward Amount or Realized
                                Loss Amount which has previously not been paid from the Group I Amount Available in the order of priority described under "Group I Excess Cashflow."

                           If the Group II Excess Cashflow is insufficient to make the full distribution described above to a Class of Certificates, the Group II Excess Cashflow remaining after payments with a higher payment priority are made, will be distributed pro-rata among such class.

GROUP II
EXTRA PRINCIPAL
DISTRIBUTION AMOUNT:       The "Group II Extra Principal Distribution Amount,"
                           with respect to each Payment Date, is the lesser of:

                           (1)  The excess, if any, of:
                                a.   The Group II Required
                                     Overcollateralization Amount for
                                     such Payment Date over
                                b.   The Group II Overcollateralization
                                     Amount (after giving effect to
                                     distributions of principal other
                                     than any Group II Extra Principal
                                     Distribution Amount) for such
                                     Payment Date and
                           (2)  The Group II Excess Cashflow for such
                                Payment Date.

OC FLOOR:                  "OC Floor" for each Group equals 0.50% of the
                           principal balance of the related loans as of the Cut-off Date.

GROUP I
REQUIRED
OVERCOLLATERALIZATION
AMOUNT: "Group I Required Overcollateralization Amount" means for any Payment Date (i) prior to the Group I Stepdown Date, an amount equal to 3.00% of the principal balance of the Group I loans as of the Cut-off Date plus amounts on deposit in the Group I Pre-Funding Account and (ii) on and after the Group I Stepdown Date an amount equal to 6.00% of the Principal Balance of the Group I loans as of the last day of the related due period, but not less than the Group I OC Floor.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


GROUP II
REQUIRED
OVERCOLLATERALIZATION
AMOUNT: "Group II Required Overcollateralization Amount" means for any Payment Date (i) prior to the Group II Stepdown Date, an amount equal to 2.25% of the principal balance of the Group II loans as of the Cut-off Date plus amounts on deposit in the Group II Pre-Funding Account, and (ii) on and after the Group II Stepdown Date, an amount equal to 4.50% of the principal balance of the Group II loans as of the last day of the related due period, but not less than the Group II OC Floor.

OVERCOLLATERALIZATION
AMOUNT: "Overcollateralization Amount," with respect to any Payment Date and a group of Certificates, is the excess, if any, of (a) the aggregate pool scheduled principal balance for the respective group as of the last day of the related Due Period plus any amounts on deposit in the related pre-funding account over
                           (b) the aggregate principal balance of such group of Certificates as of such Payment Date (after taking into account the payment of principal on such Certificates on such Payment Date).

GROUP I
STEPDOWN DATE:             The earlier to occur of (i) the later to occur of (A)
                           the Payment Date in August 2005 and (B) the first
                           Payment Date on which the aggregate certificate principal balances of the Class AF Certificates
                           (other than the Class AF-IO Certificates) immediately prior to such Payment Date is less than or equal to 52.00% of the Group I Pool Scheduled Principal
                           Balances and (ii) the Payment Date on which the Certificate Principal Balances of the Class AF
                           Certificates (other than the Class AF-IO
                           Certificates) have been reduced to zero.

GROUP II
STEPDOWN DATE:             The earlier to occur of (i) the later to occur of (A)
                           the Payment Date in August 2005 and (B) the first
                           Payment Date on which the Class AV-1 Certificate
                           Principal Balance immediately prior to such Payment
                           Date is less than or equal to 54.00% of the Group II
                           Pool Scheduled Principal Balances and (ii) the
                           Payment Date on which the Certificate Principal
                           Balances of the Class AV-1 Certificates have been reduced to zero.

GROUP I
TRIGGER EVENT:             A "Group I Trigger Event" is in effect for the Group
                           I Certificates if on that Payment Date:

                           (1) The three-month rolling average percentage of the Group I loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Group I Senior Enhancement Percentage and
                                (b) 32.00%; or
                           (2) The Group I Cumulative Realized Losses Test is not satisfied.

GROUP II
TRIGGER EVENT:             A "Group II Trigger Event" is in effect for the Group
                           II Certificates if on that Payment Date:

                           (1) The three-month rolling average percentage of the Group II loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Group II Senior Enhancement Percentage for the Certificates and (b) 35.00%; or
                           (2) The Group II Cumulative Realized Losses Test is not satisfied.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


GROUP I
CUMULATIVE REALIZED
LOSSES TEST:               The "Group I Cumulative Realized Losses Test" is
                           satisfied for any Payment Date if the cumulative realized loss ratio for the Group I loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                           Month                           Percentage
                           -----                           ----------
                           37-48                             4.00%
                           49-60                             5.25%
                           61-72                             6.00%
                           73 and thereafter                 6.25%


GROUP II
CUMULATIVE REALIZED
LOSSES TEST:               The "Group II Cumulative Realized Losses Test" is
                           satisfied for any Payment Date if the cumulative realized loss ratio for the Group II loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                           Month                           Percentage
                           -----                           ----------
                           37-48                             3.25%
                           49-60                             4.25%
                           61-72                             5.00%
                           73 and thereafter                 5.25%

GROUP I
SENIOR ENHANCEMENT
PERCENTAGE:                The "Group I Senior Enhancement Percentage" for any
                           Payment Date will equal the percentage obtained by dividing (i) the excess of (A) the Group I Pool
                           Scheduled Principal Balance over (B) the Class AF
                           Certificate Principal Balance, by (ii) the Group I
                           Pool Scheduled Principal Balance.

GROUP II
SENIOR ENHANCEMENT
PERCENTAGE:                The "Group II Senior Enhancement Percentage" for any
                           Payment Date will equal the percentage obtained by dividing (i) the excess of (A) the Group II Pool
                           Scheduled Principal Balance over (B) the Class AV-1
                           Certificate Principal Balance, by (ii) the Group II
                           Pool Scheduled Principal Balance.

GROUP I
CREDIT SUPPORT
PERCENTAGE:
                           Initial Credit Support        After Stepdown Date
                             Rating     Percent          Rating      Percent
                             ------     -------          ------      -------
                            AAA/Aaa      21.00%          AAA/Aaa      48.00%
                             AA/Aa2      13.75%           AA/Aa2      33.50%
                              A/A2        7.50%            A/A2       21.00%
                            BBB/Baa2      2.75%          BBB/Baa2     11.50%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


GROUP II
CREDIT SUPPORT
PERCENTAGE:
                           Initial Credit Support        After Stepdown Date
                              Rating    Percent          Rating      Percent
                              ------    -------          ------      -------
                             AAA/Aaa     20.75%          AAA/Aaa      46.00%
                              AA/Aa2     13.50%           AA/Aa2      31.50%
                               A/A2       7.50%            A/A2       19.50%
                             BBB/Baa2     3.00%          BBB/Baa2     10.50%

ALLOCATED REALIZED LOSS
AMOUNT: The "Allocated Realized Loss Amount," with respect to a Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class MV-1, Class MV-2, Class BV-1 or Class BV-2 Certificates (together, the "Subordinated Certificates") and as to any Payment Date, means the Realized Loss Amount for the related Group of loans that has been applied in reduction of the certificate principal balances of such class of Certificates. (The Class AF and Class AV Certificates will not be subject to any writedown.)

REALIZED LOSS AMOUNT:      "Realized Loss Amount" with respect to any Group and
                           any Payment Date is the excess of (i) the aggregate certificate principal balances of the related
                           Certificates, after giving effect to distributions of principal on such Payment Date, but prior to any reduction in such certificate principal balances as a result of any Realized Loss Amount for such Payment
                           Date, over (ii) the pool scheduled principal balance for that Group as of the last day in the preceding
                           Due Period.

UNPAID REALIZED
LOSS AMOUNT:               "Unpaid Realized Loss Amount," with respect to any
                           Class of Subordinated Certificates and as to any Payment Date, is the excess of (1) Allocated Realized
                           Loss Amounts with respect to such class over (2) the sum of all distributions in reduction of the Allocated Realized Loss Amounts with respect to such class on all previous Payment Dates.

OPTIONAL REPURCHASE:       Beginning on the Payment Date when the aggregate
                           principal balance of the Certificates is less than 10% of the Cut-off Date Principal Balance of the
                           Certificates, the holder of the Class R Certificates will have the right to repurchase all of the outstanding loans at a price sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


                          INITIAL LOAN CHARACTERISTICS
                           Group I - Fixed Rate Loans

The information presented below relates to the Initial Fixed Rate Loans, which will represent approximately 61.54% of the Loan Pool. Although the characteristics of the Additional or Subsequent Loans will differ from the characteristics of the Initial Loans shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Loans sold to the Trust will vary materially from the information concerning the Initial Loans herein.

-------------------------------------------------------------------------------------------------------
                                                                  Total         Minimum        Maximum
                                                                  -----         -------        -------
Cut-off Date Aggregate Principal Balance                $179,325,102.36
Number of Loans                                                   2,275
Average Original Loan Balance                                $78,896.50      $10,000.00    $562,500.00
Average Current Loan Balance                                 $78,824.22       $9,631.24    $562,500.00
Weighted Average Combined LTV                                    87.00%           9.91%        100.00%
Weighted Average Gross Coupon                                    12.14%          3.980%        20.050%
Weighted Average Remaining Term to Maturity (months)                316              54            360
Weighted Average Original Term (months)                             317              60            360
Weighted Average FICO Credit Score                                  608
Weighted Average Debt to Income Ratio                           43.469%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              % by Outstanding
                                           Range             Principal Balance
                                           -----             -----------------
   Fully Amortizing Loans                                           99.91%
   Balloon Loans                                                     0.09%

   Lien Position                       First                        79.64%
                                       Second                       20.24%
                                       Third                         0.12%

   Property Type*                      Manufactured Homes            4.86%
                                       Single Family                92.42%
                                       Other                         2.71%

   Occupancy Status                    Primary                      96.62%
                                       Investment                    3.38%

   Geographic Distribution             California                   12.12%
                                       Florida                       8.65%
                                       Texas                         8.60%
                                       Michigan                      5.79%

   Largest Zip Code Concentration      85296                         0.48%

   Credit Grade                        A-1                          48.12%
                                       A-2                          19.61%
                                       A+                            7.86%
                                       B                            18.06%
                                       C                             6.35%


   Delinquency                          0 - 29 Days                 99.75%
                                       30 - 59 Days                  0.25%
-------------------------------------------------------------------------------

*Does not sum to 100.00% due to rounding


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


===========================================================================================================
GEOGRAPHIC DISTRIBUTION

                                                       Aggregate Principal               % by Outstanding
           State               Number of Loans         Balance Outstanding               Principal Balance
-----------------------------------------------------------------------------------------------------------
     California                       222                 $21,729,206.49                       12.12%
     Florida                          179                  15,520,556.55                        8.65
     Texas                            242                  15,422,079.93                        8.60
     Michigan                         123                  10,380,732.74                        5.79
     New York                          90                   9,584,172.33                        5.34
     Arizona                           98                   7,854,560.61                        4.38
     Ohio                              86                   6,851,324.19                        3.82
     Minnesota                        101                   6,698,513.01                        3.74
     New Jersey                        57                   5,748,243.78                        3.21
     Connecticut                       62                   5,041,424.48                        2.81
     South Carolina                    54                   4,914,021.00                        2.74
     Illinois                          60                   4,527,658.78                        2.52
     Georgia                           61                   4,394,790.03                        2.45
     Virginia                          52                   4,337,540.56                        2.42
     Pennsylvania                      66                   4,181,657.04                        2.33
     North Carolina                    42                   4,036,475.09                        2.25
     Missouri                          55                   3,623,768.92                        2.02
     Wisconsin                         55                   3,523,311.08                        1.96
     Indiana                           48                   3,401,126.96                        1.90
     Alabama                           48                   3,295,762.33                        1.84
     Iowa                              51                   3,278,721.91                        1.83
     Washington                        33                   3,130,850.61                        1.75
     Tennessee                         39                   3,057,736.82                        1.71
     Massachusetts                     19                   2,468,162.82                        1.38
     Colorado                          25                   2,462,558.99                        1.37
     Nevada                            31                   2,198,407.25                        1.23
     Oklahoma                          38                   1,887,584.89                        1.05
     Kentucky                          23                   1,540,746.32                        0.86
     Arkansas                          28                   1,506,832.84                        0.84
     Nebraska                          24                   1,484,144.22                        0.83
     Mississippi                       20                   1,332,996.05                        0.74
     Louisiana                         22                   1,317,707.22                        0.73
     Kansas                            23                   1,293,748.87                        0.72
     Maryland                          18                   1,250,346.98                        0.70
     Rhode Island                      16                   1,174,074.60                        0.65
     Utah                              10                     930,205.46                        0.52
     New Mexico                        10                     787,259.58                        0.44
     Maine                              5                     666,312.53                        0.37
     New Hampshire                      4                     470,082.27                        0.26
     Delaware                           6                     459,406.68                        0.26
     West Virginia                      6                     445,833.19                        0.25
     Wyoming                            4                     297,692.21                        0.17
     Oregon                             4                     233,210.84                        0.13
     Vermont                            4                     155,600.00                        0.09
     North Dakota                       4                     149,122.12                        0.08
     South Dakota                       4                     141,238.03                        0.08
     Montana                            1                      72,793.16                        0.04
     Idaho                              2                      64,800.00                        0.04
-----------------------------------------------------------------------------------------------------------
          Total                     2,275                $179,325,102.36                      100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


===========================================================================================================
YEAR OF ORIGINATION

                                                       Aggregate Principal               % by Outstanding
    Year of Origination        Number of Loans         Balance Outstanding               Principal Balance
-----------------------------------------------------------------------------------------------------------
            1997                        2                     $61,622.22                        0.03%
            2000                        2                     151,973.52                        0.08
            2001                       54                   5,510,638.54                        3.07
            2002                    2,217                 173,600,868.08                       96.81
-----------------------------------------------------------------------------------------------------------
          Total                     2,275                $179,325,102.36                      100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


==============================================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION

          Range of                                        Aggregate Principal                % by Outstanding
    Original Loan Amount         Number of Loans          Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------
    10,000.00 - 19,999.99              157                    $2,436,550.62                       1.36%
    20,000.00 - 29,999.99              247                     6,144,364.78                       3.43
    30,000.00 - 39,999.99              265                     9,174,397.23                       5.12
    40,000.00 - 49,999.99              226                    10,110,482.16                       5.64
    50,000.00 - 59,999.99              212                    11,549,592.09                       6.44
    60,000.00 - 69,999.99              189                    12,124,380.13                       6.76
    70,000.00 - 79,999.99              145                    10,874,367.99                       6.06
    80,000.00 - 89,999.99              122                    10,253,841.63                       5.72
    90,000.00 - 99,999.99              116                    10,859,001.09                       6.06
  100,000.00 - 109,999.99               88                     9,231,388.14                       5.15
  110,000.00 - 119,999.99               74                     8,485,017.29                       4.73
  120,000.00 - 129,999.99               62                     7,690,061.60                       4.29
  130,000.00 - 139,999.99               64                     8,581,362.65                       4.79
  140,000.00 - 149,999.99               53                     7,646,850.51                       4.26
  150,000.00 - 159,999.99               39                     6,006,793.96                       3.35
  160,000.00 - 169,999.99               40                     6,558,316.13                       3.66
  170,000.00 - 179,999.99               23                     3,967,330.70                       2.21
  180,000.00 - 189,999.99               21                     3,858,391.21                       2.15
  190,000.00 - 199,999.99               16                     3,111,668.58                       1.74
  200,000.00 - 209,999.99               17                     3,456,539.45                       1.93
  210,000.00 - 219,999.99               17                     3,631,834.46                       2.03
  220,000.00 - 229,999.99               15                     3,363,628.50                       1.88
  230,000.00 - 239,999.99                8                     1,878,802.60                       1.05
  240,000.00 - 249,999.99                3                       734,767.07                       0.41
  250,000.00 - 259,999.99                9                     2,280,502.63                       1.27
  260,000.00 - 269,999.99                6                     1,588,790.45                       0.89
  270,000.00 - 279,999.99                7                     1,909,983.62                       1.07
  280,000.00 - 289,999.99                1                       281,050.21                       0.16
  290,000.00 - 299,999.99                7                     2,050,532.40                       1.14
  310,000.00 - 319,999.99                6                     1,888,246.49                       1.05
  320,000.00 - 329,999.99                3                       964,133.78                       0.54
  330,000.00 - 339,999.99                1                       338,500.00                       0.19
  340,000.00 - 349,999.99                2                       694,435.31                       0.39
  350,000.00 - 359,999.99                4                     1,413,612.94                       0.79
  360,000.00 - 369,999.99                2                       725,686.05                       0.40
  370,000.00 - 379,999.99                1                       373,000.00                       0.21
  380,000.00 - 389,999.99                1                       382,500.00                       0.21
  390,000.00 - 399,999.99                1                       390,000.00                       0.22
  400,000.00 - 409,999.99                2                       813,163.44                       0.45
  420,000.00 - 429,999.99                1                       427,500.00                       0.24
       500,000.00 or more                2                     1,073,734.47                       0.60
--------------------------------------------------------------------------------------------------------------
          Total                      2,275                  $179,325,102.36                     100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


==============================================================================================================
INTEREST RATE DISTRIBUTION

          Range of                                        Aggregate Principal                % by Outstanding
  Loan Interest Rates (%)        Number of Loans          Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------
         3.01 - 4.00                     2                      $172,425.59                       0.10%
         4.01 - 5.00                     4                       325,591.64                       0.18
         5.01 - 6.00                     4                       323,296.78                       0.18
         6.01 - 7.00                     8                       943,134.48                       0.53
         7.01 - 8.00                    26                     3,471,332.39                       1.94
         8.01 - 9.00                    60                     5,835,603.02                       3.25
        9.01 - 10.00                    61                     5,833,918.18                       3.25
       10.01 - 11.00                   234                    24,306,767.33                      13.55
       11.01 - 12.00                   435                    39,875,198.56                      22.24
       12.01 - 13.00                   535                    46,088,060.95                      25.70
       13.01 - 14.00                   417                    28,286,867.66                      15.77
       14.01 - 15.00                   312                    17,144,223.30                       9.56
       15.01 - 16.00                   123                     4,933,182.71                       2.75
       16.01 - 17.00                    39                     1,458,680.22                       0.81
       17.01 - 18.00                    11                       266,703.19                       0.15
       18.01 - 19.00                     2                        30,172.42                       0.02
       19.01 - 20.00                     1                        19,982.44                       0.01
--------------------------------------------------------------------------------------------------------------
          Total                      2,275                  $179,325,102.36                     100.00%


==============================================================================================================
REMAINING MONTHS TO MATURITY

     Range of Remaining                                   Aggregate Principal                % by Outstanding
     Months to Maturity          Number of Loans          Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------
31 - 60                                 17                      $434,456.08                       0.24%
61 - 90                                 10                       354,133.97                       0.20
91 - 120                               112                     4,168,108.82                       2.32
121 - 150                               14                       712,511.55                       0.40
151 - 180                              249                    12,898,717.90                       7.19
181 - 210                                9                       446,446.59                       0.25
211 - 240                              572                    26,001,594.16                      14.50
241 - 270                                1                        98,995.60                       0.06
271 - 300                              193                    14,218,371.66                       7.93
301 - 330                                1                        32,789.64                       0.02
331 - 360                            1,097                   119,958,976.39                      66.89
--------------------------------------------------------------------------------------------------------------
          Total                      2,275                  $179,325,102.36                     100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


==============================================================================================================
LIEN POSITION

                                                          Aggregate Principal                % by Outstanding
            Lien                 Number of Loans          Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------
           First                     1,450                  $142,815,773.23                      79.64%
          Second                       820                    36,291,597.23                      20.24
           Third                         5                       217,731.90                       0.12
--------------------------------------------------------------------------------------------------------------
          Total                      2,275                  $179,325,102.36                     100.00%


==============================================================================================================
COMBINED LOAN-TO-VALUE RATIO

     Range of Combined                                    Aggregate Principal                % by Outstanding
    Loan-to-Value Ratios         Number of Loans          Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------
        5.01 - 10.00                     2                       $64,636.46                       0.04%
       10.01 - 15.00                     4                        97,905.72                       0.05
       15.01 - 20.00                     3                       106,788.29                       0.06
       20.01 - 25.00                     7                       200,168.88                       0.11
       25.01 - 30.00                    10                       617,351.94                       0.34
       30.01 - 35.00                    10                       322,798.50                       0.18
       35.01 - 40.00                    12                       446,925.60                       0.25
       40.01 - 45.00                    15                       631,693.26                       0.35
       45.01 - 50.00                    20                       849,181.18                       0.47
       50.01 - 55.00                    19                       867,808.77                       0.48
       55.01 - 60.00                    38                     2,152,034.56                       1.20
       60.01 - 65.00                    41                     2,578,972.15                       1.44
       65.01 - 70.00                    85                     6,382,903.27                       3.56
       70.01 - 75.00                   143                    11,017,412.96                       6.14
       75.01 - 80.00                   298                    25,344,104.55                      14.13
       80.01 - 85.00                   236                    19,632,626.09                      10.95
       85.01 - 90.00                   378                    34,188,430.70                      19.07
       90.01 - 95.00                   408                    32,744,541.68                      18.26
      95.01 - 100.00                   546                    41,078,817.80                      22.91
--------------------------------------------------------------------------------------------------------------
          Total                      2,275                  $179,325,102.36                     100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================

                        Group II - Adjustable Rate Loans

The information presented below relates to the Initial Adjustable Rate Loans, which will represent approximately 38.46% of the Loan Pool. Although the characteristics of the Additional or Subsequent Loans will differ from the characteristics of the Initial Loans shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Loans sold to the Trust will vary materially from the information concerning the Initial Loans herein.

-----------------------------------------------------------------------------------------------------
                                                                 Total        Minimum        Maximum
                                                                 -----        -------        -------
Cut-off Date Aggregate Principal Balance                $89,887,258.72
Number of Loans                                                    827
Average Original Loan Balance                              $109,057.81     $20,000.00    $500,000.00
Average Current Loan Balance                               $108,690.76      $4,995.36    $500,000.00
Weighted Average Combined LTV                                  84.986%        15.766%       100.000%
Weighted Average Gross Coupon                                   9.503%         7.150%        13.750%
Weighted Average Remaining Term to Maturity (months)               356            168            360
Weighted Average Original Term (months)                            360            180            360
Weighted Average FICO Credit Score                                 649
Weighted Average Debt to Income Ratio                          42.280%
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                              % by Outstanding
                                               Range         Principal Balance
                                               -----         -----------------
     Fully Amortizing Loans                                        100.00%
     Balloon Loans                                                   0.00%

     Lien Position                      First                       99.91%
                                        Unknown                     00.09%


     Property Type                      Manufactured Homes           3.53%
                                        Single Family               93.05%
                                        Other                        3.42%

     Occupancy Status                   Primary                     97.40%
                                        Investment                   2.60%

     Geographic Distribution            Texas                       18.64%
                                        California                   9.11%
                                        Florida                      7.40%
                                        Georgia                      7.21%

     Largest Zip Code Concentration     60632                        0.70%

     Credit Grade                       A-1                         60.27%
                                        A-2                         14.19%
                                        A+                          18.17%
                                        B                            5.44%
                                        C                            1.88%
                                        Unknown                      0.05%

     Delinquency                         0 - 29 Days                99.81%
                                        30 - 59 Days                 0.19%
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


===========================================================================================================
GEOGRAPHIC DISTRIBUTION

                                                       Aggregate Principal               % by Outstanding
           State               Number of Loans         Balance Outstanding               Principal Balance
-----------------------------------------------------------------------------------------------------------
Texas                                187                 $16,756,127.28                      18.64%
California                            36                   8,192,905.93                       9.11
Florida                               56                   6,651,591.31                       7.40
Georgia                               54                   6,478,457.12                       7.21
Illinois                              37                   5,766,545.63                       6.42
Minnesota                             28                   3,697,052.84                       4.11
Arizona                               33                   3,589,350.26                       3.99
Virginia                              23                   2,987,066.21                       3.32
Connecticut                           18                   2,644,562.31                       2.94
Tennessee                             31                   2,576,346.08                       2.87
Pennsylvania                          25                   2,392,726.08                       2.66
Alabama                               19                   2,161,975.85                       2.41
Michigan                              28                   2,146,061.31                       2.39
Ohio                                  27                   2,058,582.75                       2.29
Iowa                                  23                   1,987,966.08                       2.21
New Jersey                            16                   1,912,420.87                       2.13
Missouri                              23                   1,882,272.80                       2.09
Colorado                              13                   1,501,404.15                       1.67
Maryland                              10                   1,482,491.30                       1.65
Wisconsin                             13                   1,250,647.82                       1.39
Washington                             8                   1,244,590.85                       1.38
Massachusetts                          9                   1,158,032.75                       1.29
Rhodes Island                          7                   1,063,494.34                       1.18
Nevada                                 8                   1,032,234.22                       1.15
South Carolina                         9                     996,296.36                       1.11
Indiana                               12                     954,923.74                       1.06
Kentucky                              11                     849,106.88                       0.94
North Carolina                         7                     804,747.95                       0.90
Oklahoma                              12                     722,840.12                       0.80
New York                              11                     447,925.88                       0.50
Louisiana                              5                     344,152.60                       0.38
Maine                                  5                     321,525.64                       0.36
Kansas                                 5                     280,222.98                       0.31
Nebraska                               5                     279,003.50                       0.31
Idaho                                  2                     219,461.47                       0.24
South Dakota                           2                     190,440.10                       0.21
New Mexico                             1                     179,860.43                       0.20
North Dakota                           2                     179,776.41                       0.20
Oregon                                 2                     165,310.11                       0.18
New Hampshire                          1                     133,507.16                       0.15
Vermont                                1                     105,000.00                       0.12
Montana                                1                      51,301.10                       0.06
Arkansas                               1                      46,950.15                       0.05
-----------------------------------------------------------------------------------------------------------
          Total                      827                 $89,887,258.72                     100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


===================================================================================================================
YEAR OF ORIGINATION

                                                       Aggregate Principal               % by Outstanding
    Year of Origination        Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------------
            2000                       4                    $305,387.25                         0.34%
            2001                     329                  30,290,642.91                        33.70
            2002                     494                  59,291,228.56                        65.96
-------------------------------------------------------------------------------------------------------------------
          Total                      827                 $89,887,258.72                       100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


=============================================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION

           Range of                                       Aggregate Principal                % by Outstanding
     Original Loan Amount         Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
    20,000.00 - 29,999.99               28                     $739,342.96                        0.82%
    30,000.00 - 39,999.99               63                    2,224,490.94                        2.47
    40,000.00 - 49,999.99               91                    4,049,633.49                        4.51
    50,000.00 - 59,999.99               49                    2,661,133.73                        2.96
    60,000.00 - 69,999.99               57                    3,672,444.70                        4.09
    70,000.00 - 79,999.99               70                    5,241,427.83                        5.83
    80,000.00 - 89,999.99               55                    4,581,308.85                        5.10
    90,000.00 - 99,999.99               48                    4,557,127.60                        5.07
  100,000.00 - 109,999.99               56                    5,814,438.05                        6.47
  110,000.00 - 119,999.99               31                    3,533,944.91                        3.93
  120,000.00 - 129,999.99               40                    4,948,673.77                        5.51
  130,000.00 - 139,999.99               33                    4,408,054.59                        4.90
  140,000.00 - 149,999.99               30                    4,305,275.02                        4.79
  150,000.00 - 159,999.99               31                    4,767,184.37                        5.30
  160,000.00 - 169,999.99               33                    5,402,224.99                        6.01
  170,000.00 - 179,999.99               11                    1,901,120.41                        2.12
  180,000.00 - 189,999.99               15                    2,763,077.15                        3.07
  190,000.00 - 199,999.99                7                    1,348,233.51                        1.50
  200,000.00 - 209,999.99               11                    2,245,725.70                        2.50
  210,000.00 - 219,999.99                4                      865,946.64                        0.96
  220,000.00 - 229,999.99               13                    2,911,718.35                        3.24
  230,000.00 - 239,999.99                6                    1,418,826.01                        1.58
  240,000.00 - 249,999.99                5                    1,227,907.36                        1.37
  250,000.00 - 259,999.99                5                    1,281,689.62                        1.43
  260,000.00 - 269,999.99                2                      536,385.38                        0.60
  270,000.00 - 279,999.99                1                      275,160.67                        0.31
  280,000.00 - 289,999.99                3                      852,858.34                        0.95
  300,000.00 - 309,999.99                5                    1,521,064.33                        1.69
  310,000.00 - 319,999.99                2                      621,671.00                        0.69
  340,000.00 - 349,999.99                2                      686,723.99                        0.76
  350,000.00 - 359,999.99                1                      350,000.00                        0.39
  370,000.00 - 379,999.99                2                      748,561.20                        0.83
  380,000.00 - 389,999.99                2                      776,805.75                        0.86
  390,000.00 - 399,999.99                1                      390,178.21                        0.43
  400,000.00 - 409,999.99                3                    1,214,500.00                        1.35
  420,000.00 - 429,999.99                3                    1,269,835.10                        1.41
  430,000.00 - 439,999.99                2                      865,550.52                        0.96
  450,000.00 - 459,999.99                1                      449,691.88                        0.50
  470,000.00 - 479,999.99                1                      477,671.17                        0.53
  480,000.00 - 489,999.99                1                      487,106.87                        0.54
  490,000.00 - 499,999.99                1                      493,730.16                        0.55
       500,000.00 or more                2                      998,813.60                        1.11
-------------------------------------------------------------------------------------------------------------
          Total                        827                  $89,887,258.72                      100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


==============================================================================================================
INTEREST RATE DISTRIBUTION

          Range of                                        Aggregate Principal                % by Outstanding
  Loan Interest Rates (%)        Number of Loans          Balance Outstanding                Principal Balance
--------------------------------------------------------------------------------------------------------------
         7.01 - 8.00                   41                    $6,900,813.44                         7.68%
         8.01 - 9.00                  224                    26,825,859.85                        29.84
        9.01 - 10.00                  317                    32,951,490.34                        36.66
       10.01 - 11.00                  157                    15,183,486.85                        16.89
       11.01 - 12.00                   62                     5,617,421.19                         6.25
       12.01 - 13.00                   20                     1,880,427.40                         2.09
       13.01 - 14.00                    6                       527,759.65                         0.59
--------------------------------------------------------------------------------------------------------------
          Total                       827                   $89,887,258.72                       100.00%


==============================================================================================================
REMAINING MONTHS TO MATURITY

     Range of Remaining                                   Aggregate Principal                % by Outstanding
     Months to Maturity          Number of Loans          Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------
         151 - 180                       3                     $158,773.10                         0.18%
         331 - 360                     824                   89,728,485.62                        99.82
--------------------------------------------------------------------------------------------------------------
          Total                        827                  $89,887,258.72                       100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


==============================================================================================================
LIEN POSITION

                                                          Aggregate Principal                % by Outstanding
            Lien                 Number of Loans          Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------
            First                      825                  $89,806,554.59                        99.91%
          Unknown                        2                       80,704.13                         0.09
--------------------------------------------------------------------------------------------------------------
          Total                        827                  $89,887,258.72                       100.00%


==============================================================================================================
COMBINED LOAN-TO-VALUE RATIO

     Range of Combined                                    Aggregate Principal                % by Outstanding
    Loan-to-Value Ratios         Number of Loans          Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------
       15.01 - 20.00                    1                       $34,792.54                        0.04%
       20.01 - 25.00                    1                        47,752.36                        0.05
       25.01 - 30.00                    5                       227,727.75                        0.25
       30.01 - 35.00                    3                       115,900.59                        0.13
       35.01 - 40.00                    7                       346,347.48                        0.39
       40.01 - 45.00                    2                        78,105.76                        0.09
       45.01 - 50.00                    6                       303,832.50                        0.34
       50.01 - 55.00                   11                       731,352.81                        0.81
       55.01 - 60.00                   19                     1,289,805.67                        1.43
       60.01 - 65.00                   14                     1,427,157.58                        1.59
       65.01 - 70.00                   57                     6,531,862.68                        7.27
       70.01 - 75.00                   67                     6,909,241.92                        7.69
       75.01 - 80.00                  185                    17,568,170.04                       19.54
       80.01 - 85.00                   67                     6,943,588.25                        7.72
       85.01 - 90.00                  115                    13,206,620.00                       14.69
       90.01 - 95.00                  195                    23,982,265.25                       26.68
      95.01 - 100.00                   72                    10,142,735.54                       11.28
--------------------------------------------------------------------------------------------------------------
          Total                       827                   $89,887,258.72                      100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================

==============================================================================================================
MAXIMUM RATE DISTRIBUTION

           Range of                                       Aggregate Principal                % by Outstanding
         Maximum Rate             Number of Loans         Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------
        8.001 - 8.250                     1                    $179,083.82                         0.20%
        8.751 - 9.000                     1                     247,030.10                         0.27
      10.751 - 11.000                     1                     126,178.15                         0.14
      11.251 - 11.500                     1                      77,844.91                         0.09
      11.501 - 11.750                     2                     115,764.33                         0.13
      12.001 - 12.250                     1                     152,675.66                         0.17
      12.751 - 13.000                     1                      38,238.34                         0.04
      13.001 - 13.250                     2                     271,180.54                         0.30
      13.251 - 13.500                     5                     597,638.27                         0.66
      13.501 - 13.750                    11                   1,599,363.55                         1.78
      13.751 - 14.000                    17                   3,204,430.61                         3.56
      14.001 - 14.250                    20                   2,637,326.00                         2.93
      14.251 - 14.500                    40                   4,759,556.11                         5.30
      14.501 - 14.750                    55                   6,754,918.94                         7.51
      14.751 - 15.000                    95                  10,563,486.69                        11.75
      15.001 - 15.250                    72                   7,478,677.97                         8.32
      15.251 - 15.500                    76                   7,710,832.37                         8.58
      15.501 - 15.750                    83                   9,746,044.02                        10.84
      15.751 - 16.000                    80                   7,783,948.21                         8.66
      16.001 - 16.250                    34                   3,525,249.35                         3.92
      16.251 - 16.500                    49                   5,579,827.48                         6.21
      16.501 - 16.750                    49                   4,393,843.09                         4.89
      16.751 - 17.000                    36                   3,431,596.55                         3.82
      17.001 - 17.250                    25                   2,414,965.15                         2.69
      17.251 - 17.500                    18                   1,779,115.10                         1.98
      17.501 - 17.750                    10                     843,625.20                         0.94
      17.751 - 18.000                    16                   1,699,262.23                         1.89
      18.001 - 18.250                     8                     417,610.06                         0.46
      18.251 - 18.500                     3                     231,880.26                         0.26
      18.501 - 18.750                     8                     970,860.00                         1.08
      18.751 - 19.000                     1                      27,446.01                         0.03
      19.001 - 19.250                     1                      41,136.32                         0.05
      19.251 - 19.500                     3                     418,907.36                         0.47
      19.501 - 19.750                     2                      67,715.97                         0.08
--------------------------------------------------------------------------------------------------------------
          Total                         827                 $89,887,258.72                       100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


==============================================================================================================
FLOOR RATE DISTRIBUTION

           Range of                                       Aggregate Principal                % by Outstanding
          Floor Rate              Number of Loans         Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------
       7.001 - 7.250                     2                     $271,180.54                         0.30%
       7.251 - 7.500                     9                    1,497,432.60                         1.67
       7.501 - 7.750                    13                    1,951,657.50                         2.17
       7.751 - 8.000                    19                    3,470,108.76                         3.86
       8.001 - 8.250                    24                    3,614,543.44                         4.02
       8.251 - 8.500                    40                    4,651,900.12                         5.18
       8.501 - 8.750                    60                    7,171,612.45                         7.98
       8.751 - 9.000                   102                   11,750,094.80                        13.07
       9.001 - 9.250                    72                    7,139,171.50                         7.94
       9.251 - 9.500                    80                    7,981,777.91                         8.88
       9.501 - 9.750                    81                    9,358,456.03                        10.41
      9.751 - 10.000                    80                    7,820,227.98                         8.70
     10.001 - 10.250                    35                    3,788,252.57                         4.21
     10.251 - 10.500                    44                    4,879,982.63                         5.43
     10.501 - 10.750                    47                    4,094,647.51                         4.56
     10.751 - 11.000                    31                    2,420,604.14                         2.69
     11.001 - 11.250                    23                    2,077,830.74                         2.31
     11.251 - 11.500                    18                    1,779,115.10                         1.98
     11.501 - 11.750                     9                      776,248.44                         0.86
     11.751 - 12.000                    12                      984,226.91                         1.09
     12.001 - 12.250                     9                      718,525.83                         0.80
     12.251 - 12.500                     3                      231,880.26                         0.26
     12.501 - 12.750                     7                      902,575.30                         1.00
     12.751 - 13.000                     1                       27,446.01                         0.03
     13.001 - 13.250                     1                       41,136.32                         0.05
     13.251 - 13.500                     3                      418,907.36                         0.47
     13.501 - 13.750                     2                       67,715.97                         0.08
--------------------------------------------------------------------------------------------------------------
          Total                        827                  $89,887,258.72                       100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


==============================================================================================================
MARGIN DISTRIBUTION

           Range of                                       Aggregate Principal                % by Outstanding
         Margin Rate              Number of Loans         Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------
        Less than or
      equal to 0.000                      2                    $162,574.60                         0.18%
       0.751 - 1.000                      1                     142,206.68                         0.16
       2.751 - 3.000                      2                     102,363.59                         0.11
       3.001 - 3.250                      1                      44,494.55                         0.05
       3.251 - 3.500                      1                     151,734.38                         0.17
       3.501 - 3.750                      2                     193,028.83                         0.21
       3.751 - 4.000                      3                     214,166.90                         0.24
       4.001 - 4.250                      5                     209,665.37                         0.23
       4.251 - 4.500                     11                     849,375.79                         0.94
       4.501 - 4.750                     17                   1,298,368.25                         1.44
       4.751 - 5.000                     19                   2,468,004.91                         2.75
       5.001 - 5.250                     28                   2,118,856.33                         2.36
       5.251 - 5.500                     36                   4,809,998.51                         5.35
       5.501 - 5.750                     32                   3,074,587.95                         3.42
       5.751 - 6.000                     26                   2,090,474.31                         2.33
       6.001 - 6.250                     25                   2,586,293.67                         2.88
       6.251 - 6.500                     32                   3,583,641.68                         3.99
       6.501 - 6.750                     26                   3,212,077.11                         3.57
       6.751 - 7.000                     38                   3,950,612.98                         4.40
       7.001 - 7.250                     33                   3,218,014.32                         3.58
       7.251 - 7.500                     62                   7,280,584.94                         8.10
       7.501 - 7.750                     65                   7,116,965.95                         7.92
       7.751 - 8.000                     57                   6,279,056.01                         6.99
       8.001 - 8.250                     46                   4,815,244.09                         5.36
       8.251 - 8.500                     66                   7,300,843.45                         8.12
       8.501 - 8.750                     47                   5,489,758.29                         6.11
       8.751 - 9.000                     38                   4,472,040.11                         4.98
       9.001 - 9.250                     19                   2,199,831.60                         2.45
       9.251 - 9.500                     20                   2,208,716.93                         2.46
       9.501 - 9.750                     12                   1,513,736.98                         1.68
      9.751 - 10.000                     16                   1,922,843.38                         2.14
      10.001 or more                     39                   4,807,096.28                         5.35
--------------------------------------------------------------------------------------------------------------
          Total                         827                 $89,887,258.72                       100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


==============================================================================================================
NEXT RATE ADJUSTMENT DATE

                                                          Aggregate Principal                % by Outstanding
  Next Rate Adjustment Date       Number of Loans         Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------
             Jun-02                       1                     $49,330.91                          0.05%
             Oct-02                       3                     233,749.22                          0.26
             Dec-02                       1                     161,308.31                          0.18
             Mar-03                       1                     301,887.59                          0.34
             Apr-03                     137                  11,560,186.85                         12.86
             May-03                      63                   2,719,376.66                          3.03
             Jul-03                       2                      82,692.58                          0.09
             Aug-03                       5                     558,966.74                          0.62
             Sep-03                       2                     377,620.32                          0.42
             Oct-03                       6                   1,039,062.44                          1.16
             Nov-03                      30                   3,725,567.43                          4.14
             Dec-03                      41                   6,240,596.52                          6.94
             Jan-04                      49                   5,919,111.82                          6.59
             Feb-04                      56                   6,509,830.43                          7.24
             Mar-04                      70                   8,015,968.00                          8.92
             Apr-04                     163                  19,065,587.56                         21.21
             May-04                     184                  21,764,805.65                         24.21
             Jul-04                       1                     189,346.79                          0.21
             Nov-04                       3                     299,199.15                          0.33
             Dec-04                       4                     319,668.98                          0.36
             Jan-05                       3                     560,474.69                          0.62
             Feb-05                       1                      62,920.08                          0.07
             Apr-05                       1                     130,000.00                          0.14
--------------------------------------------------------------------------------------------------------------
             Total                      827                 $89,887,258.72                        100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================

                            PREPAYMENT SENSITIVITIES


GROUP I: FIXED RATE POOL

                   ----------------------------------------------------------------------------------------------------------
                         75% PPC              100% PPC             125% PPC             150% PPC              175% PPC
                       WAL/Maturity         WAL/Maturity         WAL/Maturity         WAL/Maturity          WAL/Maturity
                   ----------------------------------------------------------------------------------------------------------
To Call
AF-1                1.42      06/2005     1.13      10/2004     0.95     05/2004     0.83      02/2004     0.74     11/2003
AF-2                3.18      12/2005     2.45      03/2005     2.00     09/2004     1.70      05/2004     1.48     02/2004
AF-3                4.92      11/2009     3.76      02/2008     3.00     01/2007     2.33      06/2005     2.01     01/2005
AF-4                10.44     06/2014     7.93      07/2011     6.33     09/2009     5.15      05/2008     3.82     06/2007
MF-1                8.45      06/2014     6.42      07/2011     5.18     09/2009     4.54      05/2008     4.42     06/2007
MF-2                8.45      06/2014     6.42      07/2011     5.16     09/2009     4.42      05/2008     4.05     06/2007
BF-1                8.45      06/2014     6.42      07/2011     5.15     09/2009     4.37      05/2008     3.91     06/2007
BF-2                8.45      06/2014     6.42      07/2011     5.15     09/2009     4.34      05/2008     3.85     06/2007

To Maturity

AF-1                1.42      06/2005     1.13      10/2004     0.95     05/2004     0.83      02/2004     0.74     11/2003
AF-2                3.18      12/2005     2.45      03/2005     2.00     09/2004     1.70      05/2004     1.48     02/2004
AF-3                4.92      11/2009     3.76      02/2008     3.00     01/2007     2.33      06/2005     2.01     01/2005
AF-4                12.30     11/2027     9.52      05/2023     7.65     09/2019     6.28      11/2016     4.78     08/2014
MF-1                9.48      06/2025     7.30      12/2020     5.91     07/2017     5.17      01/2015     4.95     01/2013
MF-2                9.42      01/2024     7.26      09/2019     5.85     06/2016     5.02      02/2014     4.56     04/2012
BF-1                9.31      01/2022     7.16      12/2017     5.76     01/2015     4.90      11/2012     4.36     04/2011
BF-2                9.06      06/2019     6.95      09/2015     5.59     02/2013     4.73      04/2011     4.18     12/2009

-----------------------------------------------------------------------------------------------------------------------------


GROUP II: ADJUSTABLE RATE POOL

                   ----------------------------------------------------------------------------------------------------------
                          18 CPR                24 CPR              30 CPR                36 CPR                42 CPR
                       WAL/Maturity          WAL/Maturity         WAL/Maturity         WAL/Maturity          WAL/Maturity
                   ----------------------------------------------------------------------------------------------------------

To Call
AV-1                3.46      06/2014     2.53      07/2011     1.87     09/2009     1.31      05/2008     1.00     03/2005
MV-1                7.35      06/2014     5.54      07/2011     4.87     09/2009     5.16      05/2008     4.59     06/2007
MV-2                7.35      06/2014     5.50      07/2011     4.62     09/2009     4.30      05/2008     3.99     06/2007
BV-1                7.35      06/2014     5.49      07/2011     4.52     09/2009     4.02      05/2008     3.57     06/2007
BV-2                7.32      06/2014     5.45      07/2011     4.43     09/2009     3.86      05/2008     3.37     06/2007

To Maturity
AV-1                3.67      09/2025     2.69      08/2020     1.99     10/2016     1.40      02/2014     1.00     03/2005
MV-1                7.95      12/2022     5.98      02/2018     5.19     10/2014     5.44      06/2012     5.56     01/2012
MV-2                7.89      06/2021     5.89      11/2016     4.90     10/2013     4.52      08/2011     4.15     01/2010
BV-1                7.77      07/2019     5.78      04/2015     4.72     07/2012     4.17      07/2010     3.68     02/2009
BV-2                7.45      11/2016     5.52      03/2013     4.47     11/2010     3.89      03/2009     3.39     01/2008

-----------------------------------------------------------------------------------------------------------------------------

              The following are the assumed characteristics of the Initial and Additional Loans as of the Cut-off Date.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


                              INITIAL LOANS (FIXED)

------------------------------------------------------------------------------------------------------------------

              Aggregate Principal       Wtd. Avg.           Wtd. Avg.            Wtd. Avg.          Wtd. Avg.
  Pool ID     Balance Outstanding     Original Term     Amortization Term     Remaining Term      Contract Rate
------------------------------------------------------------------------------------------------------------------
     1              $434,456.08              60                60                   58                11.26%
     2            13,479,666.14             178               178                  177                11.86
     3            26,448,040.75             239               239                  238                12.83
     4            14,317,367.26             300               300                  299                13.02
     5           119,991,766.03             360               360                  359                11.94
     6             4,493,410.21             115               115                  114                11.79
     7               160,395.89             180               360                  151                12.26
------------------------------------------------------------------------------------------------------------------
   Total        $179,325,102.36             317               317                  316                12.15%
------------------------------------------------------------------------------------------------------------------

                               INITIAL LOANS (ARM)

-----------------------------------------------------------------------------------------------------------------------

            Aggregate     Wtd. Avg.  Wtd. Avg.  Wtd. Avg.   Wtd. Avg.   Wtd. Avg.    Wtd. Avg.   Wtd. Avg.   Wtd. Avg.
            Principal
  Pool       Balance      Original    Amort.    Remaining   Contract     Max Rate   Floor Rate    Gross      Next Rate
   ID      Outstanding      Term       Term       Term        Rate                                Margin       Adj.
-----------------------------------------------------------------------------------------------------------------------
   1         $49,330.91       360      360         340       12.70%       18.70%      12.70%      6.40%         1
   2         233,749.22       360      360         347       10.11        16.11       10.11       6.88          5
   3         161,308.31       360      360         355        8.55        14.55        8.55       4.55          7
   4         301,887.59       360      360         347        9.55        15.55        9.55       4.78         10
   5      11,560,186.85       358      358         346        9.84        15.80        9.84       5.51         11
   6       2,719,376.66       357      357         347       10.26        16.26       10.26       5.73         12
   7          82,692.58       360      360         352        9.26        15.26        9.26       4.50         14
   8         558,966.74       360      360         352        9.50        15.69        9.50       5.15         15
   9         377,620.32       360      360         353        9.40        11.82        9.40       6.62         16
  10       1,039,062.44       360      360         354        9.55        15.68        9.55       6.09         17
  11       3,725,567.43       360      360         355        8.98        15.27        8.98       6.64         18
  12       6,240,596.52       360      360         355        9.10        15.09        9.07       7.16         19
  13       5,919,111.82       360      360         356        8.98        15.14        8.96       7.19         20
  14       6,509,830.43       360      360         357        9.00        15.19        8.98       7.79         21
  15       8,015,968.00       360      360         358        9.57        15.67        9.54       8.38         22
  16      19,065,587.56       360      360         359        9.43        15.43        9.39       7.94         23
  17      21,764,805.65       360      360         360        9.76        15.76        9.76       8.59         24
  18         189,346.79       360      360         351       10.85        17.85       10.85       7.26         26
  19         299,199.15       360      360         359        9.00        15.00        9.00       7.34         30
  20         319,668.98       360      360         356       10.73        16.73       10.73       7.80         31
  21         560,474.69       360      360         357        8.65        15.34        8.65       5.86         32
  22          62,920.08       360      360         357       10.25        16.25       10.25       7.75         33
  23         130,000.00       360      360         360        9.13        15.13        9.13       7.13         35
-----------------------------------------------------------------------------------------------------------------------
 Total   $89,887,258.72       360      360         356        9.51%       15.54%       9.49%      7.51%        20
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]     Computational Materials for Conseco Finance
                           Certificates for Home Equity Loans, Series 2002-C
===============================================================================


                        ASSUMED ADDITIONAL LOANS (FIXED)

------------------------------------------------------------------------------------------------------------------

              Aggregate Principal       Wtd. Avg.           Wtd. Avg.            Wtd. Avg.          Wtd. Avg.
  Pool ID     Balance Outstanding     Original Term     Amortization Term     Remaining Term      Contract Rate
------------------------------------------------------------------------------------------------------------------
     1              $47,424.76             58                  58                   58               11.14%
     2            1,490,889.02            177                 177                  177               11.74
     3            2,942,778.80            238                 238                  238               12.67
     4            1,572,468.69            299                 299                  299               12.88
     5           14,105,748.76            359                 359                  359               11.82
     6              498,078.97            114                 114                  114               11.65
     7               17,508.64            151                 360                  151               12.13
------------------------------------------------------------------------------------------------------------------
   Total        $20,674,897.64            317                 317                  317               12.01%
------------------------------------------------------------------------------------------------------------------


                         ASSUMED ADDITIONAL LOANS (ARM)

-----------------------------------------------------------------------------------------------------------------------

            Aggregate     Wtd. Avg.  Wtd. Avg.  Wtd. Avg.   Wtd. Avg.   Wtd. Avg.    Wtd. Avg.   Wtd. Avg.   Wtd. Avg.
            Principal
  Pool       Balance      Original    Amort.    Remaining   Contract     Max Rate   Floor Rate    Gross      Next Rate
   ID      Outstanding      Term       Term       Term        Rate                                Margin       Adj.
-----------------------------------------------------------------------------------------------------------------------
   1        $19,270.18      360       360         340       11.45%        18.70%       12.70%       6.40%        2
   2         91,309.67      360       360         347        9.11         16.11        10.11        6.88         6
   3         63,012.01      360       360         355        7.71         14.55         8.55        4.55         8
   4        117,926.62      360       360         347        8.61         15.55         9.55        4.78        11
   5      4,515,766.26      358       358         346        8.87         15.80         9.84        5.51        12
   6      1,062,272.57      357       357         347        9.25         16.26        10.26        5.74        13
   7         32,302.28      360       360         352        8.35         15.26         9.26        4.50        15
   8        218,349.68      360       360         352        8.56         15.69         9.50        5.15        16
   9        147,510.17      360       360         353        8.47         11.82         9.40        6.62        17
  10        405,889.90      360       360         354        8.61         15.68         9.55        6.09        18
  11      1,455,321.78      360       360         355        8.09         15.27         8.98        6.64        19
  12      2,437,769.87      360       360         355        8.20         15.09         9.07        7.16        20
  13      2,312,188.01      360       360         356        8.09         15.14         8.96        7.19        21
  14      2,542,940.96      360       360         357        8.11         15.19         8.98        7.79        22
  15      3,131,284.84      360       360         358        8.63         15.67         9.54        8.38        23
  16      7,447,607.74      360       360         359        8.50         15.43         9.39        7.95        24
  17      8,502,005.74      360       360         360        8.80         15.77         9.77        8.59        25
  18         73,964.71      360       360         351        9.78         17.85        10.85        7.26        27
  19        116,876.43      360       360         359        8.11         15.00         9.00        7.34        31
  20        124,872.58      360       360         356        9.68         16.74        10.74        7.80        32
  21        218,938.74      360       360         357        7.79         15.34         8.65        5.86        33
  22         24,578.53      360       360         357        9.24         16.25        10.25        7.75        34
  23         50,782.02      360       360         360        8.23         15.13         9.13        7.13        36
------------------------------------------------------------------------------------------------------------------------
 Total  $35,112,741.28      360       360         356        8.57%        15.54%        9.49%       7.51%       21
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.